UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2024 (May 31, 2024)

Crescent Capital BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01132	47-3162282
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Santa Monica Blvd., Suite 2000,
Los Angeles, CA	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 235-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to 12(b) of the Act:

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CCAP	The Nasdaq Stock Market LLC
5.00% Notes due 2026	FCRX	The New York Stock Exchange

Common Stock, par value $0.001 per share

(Title of class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Definitive Agreement.

On May 31, 2024, Crescent Capital BDC, Inc., a Maryland corporation (“CCAP”), and Crescent Capital BDC Funding, LLC (“CCAP SPV”), a wholly-owned subsidiary of CCAP, entered into the Seventh Amendment to Loan and Security Agreement (the “Amendment”), by and among CCAP, as the collateral manager, seller and equity holder, CCAP SPV, as the borrower, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender, which amends the Loan and Security Agreement, dated as of March 28, 2016 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time prior to the date of the Amendment, the “Existing Loan and Security Agreement”; as amended by the Amendment, the “Loan and Security Agreement”), by and among CCAP, as the collateral manager, seller and equity holder, CCAP SPV, as the borrower, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender.

The amendment, among other things, (a) extended the last day of the reinvestment period to May 31, 2027, and the stated maturity date to May 31, 2029, (b) reduced the spread from 2.75% to 2.45%, and (c) added the ability for advances under the Loan and Security Agreement to be made in British Pounds (“GBP”), Euros and Canadian Dollars (“CAD”). As amended by the Amendment, commitments under the Loan and Security Agreement may be reduced or terminated by the Borrower at any time, provided that any reduction or termination of the commitments prior to the one-year anniversary of the closing date of the Amendment are subject to a commitment reduction fee of 1.00% multiplied by the amount of such reduction or termination.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K. Borrowings under the Loan and Security Agreement remains subject to leverage restrictions contained in the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Seventh Amendment to Loan and Security Agreement, dated May 31, 2024, by and among CCAP, as the collateral manager, seller and equity holder, CCAP SPV, as the borrower, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline SBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT CAPITAL BDC, INC.

Date: June 4, 2024	By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer